SUBSEQUENT EVENTS	12 Months Ended
Sep. 30, 2017
Subsequent Events [Abstract]
Subsequent Events [Text Block]
26.	SUBSEQUENT EVENTS

The Loan Note issued July 5, 2017, to L2 Capital, LLC has a conversion provision that allows the holder to convert at its discretion, from time to time, the outstanding principal, interest and penalties and other amounts due thereon into shares of common stock based on a formula tied to the market price of an ordinary share. The holder’s conversion right commenced January 5, 2018, and will continue until the Loan Note is paid in full.
Through January 29, 2018, the holder has converted an aggregate of US$887 due under the terms of the Loan Note into an aggregate of 1,086,929 ordinary shares. As of January 29, 2018, total amount due on the Loan Note is US$1,517, consisted of overdue principal, accrued interest and penalties of US$874, US$294 and US$350, respectively.